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                                  EXHIBIT 24

                        Consent of Independent Accounts
                        -------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-82573) of E. I. du Pont de Nemours and Company of our report dated July 2, 1999 relating to the financial statements of the Qualicon Retirement and Savings Plan which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
July 12, 1999